FINANCIAL INCOME (EXPENSES), NET	12 Months Ended
Dec. 31, 2020
Other Income and Expenses [Abstract]
FINANCIAL INCOME (EXPENSES), NET

NOTE 15:- FINANCIAL INCOME (EXPENSES), NET

	Year ended December 31,
	2020	2019	2018

Financial income:
Interest income	$1,754	$2,551	$2,696
Exchange rate differences and other	231	-	305

Financial expenses:
Exchange rate differences and other	-	334	-
Amortization/accretion of premium/discount on marketable securities, net	128	257	793

	$1,857	$1,960	$2,208